EX-99.h.3.i
AMENDMENT NO. 4 TO SCHEDULE A
TO THE FUND ACCOUNTING
AND FINANCIAL ADMINISTRATION OVERSIGHT AGREEMENT BETWEEN
DELAWARE SERVICE COMPANY, INC. AND
DELAWARE INVESTMENTS FAMILY OF FUNDS
as of October 23, 2009

OPEN-END FUNDS
Delaware Group® Adviser Funds	Delaware Group® Income Funds
Delaware Diversified Income Fund	Delaware Corporate Bond Fund
Delaware U.S. Growth Fund	Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Group® Cash Reserve	Delaware Core Bond Fund
Delaware Cash Reserve Fund
Delaware Group® Limited-Term Government Funds
Delaware Group® Equity Funds I	Delaware Limited-Term Diversified Income Fund
Delaware Mid Cap Value Fund
Delaware Group® State Tax-Free Income Trust
Delaware Group® Equity Funds II	Delaware Tax-Free Pennsylvania Fund
Delaware Large Cap Value Fund
Delaware Value® Fund	Delaware Group® Tax-Free Fund
Delaware Tax-Free USA Fund
Delaware Group® Equity Funds III	Delaware Tax-Free USA Intermediate Fund
Delaware American Services Fund
Delaware Small Cap Growth Fund	Delaware Group® Tax-Free Money Fund
Delaware Trend® Fund	Delaware Tax-Free Money Fund®

Delaware Group® Equity Funds IV	Voyageur Insured Funds
Delaware Growth Opportunities Fund	Delaware Tax-Free Arizona Fund
Delaware Global Real Estate Securities Fund
Delaware Healthcare Fund	Voyageur Intermediate Tax-Free Funds
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Group® Equity Funds V
Delaware Dividend Income Fund	Voyageur Mutual Funds
Delaware Small Cap Core Fund	Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Small Cap Value Fund	Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free California Fund
Delaware Group® Foundation Funds®	Delaware Tax-Free Idaho Fund
Delaware Foundation® Growth Allocation Fund	Delaware Tax-Free New York Fund
Delaware Foundation® Moderate Allocation Fund
Delaware Foundation® Conservative Allocation Fund	Voyageur Mutual Funds II
Delaware Foundation® Equity Fund	Delaware Tax-Free Colorado Fund

Delaware Group® Global & International Funds	Voyageur Mutual Funds III
Delaware Emerging Markets Fund	Delaware Large Cap Core Fund
Delaware Global Value Fund	Delaware Select Growth Fund
Delaware International Value Equity Fund
Delaware Focus Global Growth Fund	Voyageur Tax Free Funds
Delaware Tax-Free Minnesota Fund
Delaware Group® Government Fund
Delaware Core Plus Bond Fund
Delaware Inflation Protected Bond Fund

OPEN-END FUNDS (cont’d)

Delaware Pooled® Trust	Delaware VIP® Trust
The Core Focus Fixed Income Portfolio	Delaware VIP® Cash Reserve Series
The Core Plus Fixed Income Portfolio	Delaware VIP® Diversified Income Series
The Emerging Markets Portfolio	Delaware VIP® Emerging Markets Series
The Focus Smid-Cap Growth Equity Portfolio	Delaware VIP® Growth Opportunities Series
The Global Fixed Income Portfolio	Delaware VIP® High Yield Series
The Global Real Estate Securities Portfolio	Delaware VIP® International Value Equity Series
The High-Yield Bond Portfolio	Delaware VIP® Limited-Term Diversified Income Series
The International Equity Portfolio	Delaware VIP® REIT Series
The International Fixed Income Portfolio	Delaware VIP® Small Cap Value Series
The Labor Select International Equity Portfolio	Delaware VIP® Trend Series
The Large-Cap Growth Equity Portfolio	Delaware VIP® U.S. Growth Series
The Large-Cap Value Equity Portfolio	Delaware VIP® Value Series
The Mid-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio
The Real Estate Investment Trust Portfolio II
The Select 20 Portfolio
The Small-Cap Growth Equity Portfolio

CLOSED-END FUNDS
Delaware Investments Arizona Municipal Income Fund, Inc.	Delaware Investments Minnesota Municipal Income Fund II, Inc.

Delaware Investments Colorado Municipal Fund, Inc.	Delaware Investments Dividend and Income Fund, Inc.

Delaware Investments National Municipal Income Fund	Delaware Investments Global Dividend and Income Fund, Inc.

Delaware Enhanced Global Dividend and Income Fund